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                                                                                                        EXHIBIT 4.1

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
NUMBER                                               [Logo]                                              COMMON STOCK
AC                                         AAMES FINANCIAL CORPORATION                                         SHARES
                                                                                                               [    ]
----------------------------- ------------------------------------------------------ ---------------------------------
                                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                      CUSIP 00253A309
                                                                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                               THIS CERTIFICATE IS TRANSFERRABLE IN THE CITIES OF RIDGEFIELD PARK, NJ OR NEW YORK, NY
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                              - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              This Certifies that

                              is the record holder of
                              - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------- ----------------------------------------------------------------------------------------
                              FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON
                              STOCK, $0.001 PAR VALUE OF AAMES FINANCIAL
                              CORPORATION transferable on the books of the
                              Corporation by the holder hereof in person or by
                              duly authorized attorney upon the surrender of
                              this Certificate properly endorsed. This
                              Certificate is not valid unless countersigned and
                              registered by the Transfer Agent and Registrar.
                              WITNESS the facsimile seal of the Corporation and
                              the facsimile signatures of its duly authorized
                              officers. Dated:

                              COUNTERSIGNED AND REGISTERED:
                                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                         TRANSFER AGENT AND REGISTRAR

                                       BY
                                                                          AUTHORIZED SIGNATURE

                              /s/ John F. Madden, Jr. [SEAL]  /s/ Steven M. Gluckstern
                              Secretary                       Chairman

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         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Aames Financial Corporation (the "Company") and Wells Fargo Bank, as Rights Agent, dated as June 21, 1996, as it may from time to time be supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Rights Agreement without charge within ten business days after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM  - as tenants in common                       UNIF GIFT MIN ACT -         Custodian
         TEN ENT  - as tenants by the entireties                                   -------           -------
         JT TEN   - as joint tenants with right of                                 (Cust)            (Minor)
                     survivorship and not as tenants                           under Uniform Gifts to Minors
                     in common                                       Act
                                                                          ----------------------------------
                                                                          (State)
                                                     UNIF TRF MIN ACT -          Custodian (until age      )
                                                                         -------                      -----
                                                                                 under Uniform Transfers
                                                                         -------
                                                                         (Minor)

                                                                                to Minors Act
                                                                                              --------------
                                                                                                 (State)

                     Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED,                                        hereby sell, assign and transfer unto
                           --------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

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       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------
                                                  X
                                                    -----------------------------------------
                                                  X
                                                    -----------------------------------------
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                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
   --------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AG-15.